EXHIBIT 10.1

WAIVER

THIS WAIVER (this “Waiver”), is made and entered into as of December __ 2006 and effective as of November 30, 2006 (the “Effective Date”), by and between SPATIALIGHT, INC. a New York corporation (the “Company”) and the persons listed on the signature pages hereof (the “Investors”). Company and Investors are referred to herein as the “Parties” or individually as a “Party.”

WHEREAS, the Parties have entered into that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) and that certain Registration Rights Agreement (the “Registration Rights Agreement” and together with the Securities Purchase Agreement and all other documents related thereto, the “Investment Agreements”); and

WHEREAS, the Investment Agreements provide that, within 30 days after the date of the Investment Agreements, the Company will file a registration statement with the Securities and Exchange Commission (the “Commission”) registering the securities issued by the Company under the Securities Purchase Agreement; and

WHEREAS, the Company included the securities issued under the Securities Purchase Agreement in a registration statement on Form S-3 filed with the Commission on September 5, 2006 (the “Shelf Registration Statement”); and

WHEREAS, the Company and the Investors agreed to remove the securities issued under the Securities Purchase Agreement from the Registration Statement in response to certain comments received from the Commission which have not been resolved;

NOW, THEREFORE, the Parties hereby agree as follows:

1.
The Investors hereby waive the requirement that the Company file a Registration Statement (as defined in the Registration Rights Agreement) relating to the Registrable Securities (as defined in the Registration Rights Agreement) on or before the Filing Date (as defined in the Registration Rights Agreement), the failure of the Registration Statement to be declared effective by the Commission by the Effectiveness Date (as defined in the Registration Rights Agreement), and each and every default that has occurred and is continuing or hereafter occurs under the Investment Agreements as a result of the removal of the Registrable Securities from the Shelf Registration Statement.

2.
The Investors hereby forgive any obligation to pay liquidated damages or other penalties under the Registration Rights Agreement as a result of any Event (as defined in the Registration Rights Agreement) that arises from the removal of the Registerable Securities from the Shelf Registration Statement.

3.
The Investors hereby waive the requirement that the Company include the Registerable Securities in the Shelf Registration Statement unless, prior to the effective date of the Shelf Registration Statement either (a) the Commission agrees that no natural person is required to be named as a beneficial owner of the Registerable Securities or (b) the Investors provide the Company with all information relating to a natural person to be named as a beneficial owner of the Registerable Securities.

4.	The Registration Rights Agreement shall be and is hereby amended as follows:

a.	The term “Effectiveness Date” is amended to read:

“Effectiveness Date” means, with respect to the initial Registration Statement required to be filed hereunder, the 60th calendar day following the Filing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 90th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above; provided, further, however, that such Effectiveness Date shall be extended to the 90th day following the Filing Date in the event that the Registration Statement required to be filed hereunder shall be subject to review, comments or other actions by the Commission.

b.	The term “Filing Date” is amended to read:

“Filing Date” means, with respect to the initial Registration Statement required hereunder, the 30th calendar day following the later of (a) the date the Commission has advised the Company that it will not require the disclosure of a natural person as a beneficial owner of the Registerable Securities or (b) the date the Investors provide to the Company all required information relating to a natural person as a beneficial owner of the Registerable Securities, and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th calendar day following the date on which the Company first knows, or reasonably should have know that such additional Registration Statement is required hereunder.

c.	A definition of “Shelf Registration Statement” is added to read:

“Shelf Registration Statement” means that certain registration statement on Form S-3 (file no. 333-137100) filed with the Commission on September 5, 2006, and including any prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, an all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

5.
Except as specifically set forth in this Waiver, nothing herein shall be deemed to be a waiver of any breach, default, or liability based upon a failure of any representation by the Company to be true as of the date of the Investment Agreements or the failure of the Company to perform any other obligation required to be performed under the Investment Agreements or an amendment of the Registration Rights Agreement. As so amended, the Registration Rights Agreement shall continue in full force and effect, without interruption, and, as so amended, is hereby ratified and confirmed by the Parties.

IN WITNESS WHEREOF, the parties have executed this Waiver of the date first written above.

SPATIALIGHT, INC.

By: /s/ David F. Hakala Name:David F. Hakala Title: Chief Operating Officer

[SIGNATURE PAGE OF INVESTORS FOLLOWS]

[SIGNATURE PAGE OF INVESTORS]

SEI U.S. Small Companies Fund
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Optimix Investment Management Limited
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Goldman Sachs Global Manager Strategies
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

JB Were Global Small Companies Fund-CFS
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

NZ Funds Global Small Companies Trust
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

SEI Institutional Investments Trust, Small Cap Fund
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

SEI Institutional Managed Trust, Small Cap Growth Fund
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

SEI Institutional Investments Trust, Small/Mid Cap
Equity Fund
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Seligman Global Fund Series, Inc. - Global Smaller
Companies Fund
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Retail Employees Superannuation Trust
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Australian Retirement Fund
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Central States, Southeast and Southwest Areas People
Fund
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Talvest Small Cap Cdn. Equity Fund
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

TALVEST Global Small Cap Fund
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Maritime Life Discovery Fund
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

BC Telecom Pension Plan for Management and
Exempt Employees
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Pension Plan for Management and Professionals of
TELUS Corp-Alpha
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Telstra Super Pty Ltd
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Stichting Bedrijfstakpensionefonds Voor Het
Veroepsvervoer Over De Weg
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

J B Were Global Small Companies Pooled Fund
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

WTC-CTF Smaller companies Portfolio
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel

Wellington Management Portfolios (Dublin) - Global
Smaller Companies Equity
By: Wellington Management Company, LLP
As investment advisor

By: /s/ Robert J. Toner

Name: Robert J. Toner
Title: Vice President and Counsel